AMENDMENT TO CONSULTING AGREEMENT

This Amendment to Consulting Agreement (the "Amendment") is entered into as of January 30, 2024 by and between Gamer Pakistan Inc. ("GP") and MZHCI, LLC ("MZ"). Reference is hereby made to that certain Consulting Agreement dated September 1, 2023 (the "Agreement") by and between GP and MZ.

WHEREAS, the parties hereto desire to make certain amendments to the Agreement;

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. On or before January 31, 2024, GP will wire to MZ the sum of Seventeen Thousand Dollars ($17,000.00) in full payment of all amounts owed through January 31, 2024. The wire transfer instructions are as follows:

Account Name: MZHCI, LLC
Bank: California Bank & Trust
11622 El Camino Real, Suite 200
San Diego, CA 92130
Routing Number: 122232109
Account Number: 5796055068
Swift Code: ZFNBUS55

2. The Agreement will terminate on the close of business on January 31, 2024 and thereafter neither party will have any obligations to the other pursuant to the Agreement, whether for money, services or otherwise. Without limiting the foregoing, GP will not be obligated to make any payment with respect to February 2024.

3. To the extent any provision of the Agreement conflicts with this Amendment, this Amendment shall control.

4. This Amendment may be executed in several counterparts and all counterparts so executed shall constitute one agreement that is binding on all Parties, notwithstanding that all Parties are not signatories to the original or the san1e counterpart. PDF signatures that are electronically transmitted shall be acceptable as if original signatures had been exchanged.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

MZHCI, LLC	GAMER PAKISTAN INC.
By: [signature]	By: [signature]
Name: Greg Falesnik	Name: James Knopf
Title: Chief Executive Officer – MZ North America	Title: Chief Executive Officer
I am authorized to execute this Amendment on behalf of MZHCI, LLC.	I am authorized to execute this Amendment on behalf of Gamer Pakistan Inc.

1/30/2024